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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                          ______________________



                                FORM 8-K/A


                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)    July 10, 2000
                                                     ---------------------


                           Host Funding, Inc.
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          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Maryland                     1-14280             52-1907962
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(STATE OR OTHER JURISDICTION)       (COMMISSION)          (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


1640 School Street, Suite 100, Moraga, California            94556
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


Registrant's telephone number, including area code:      925/631-7929
                                                     ---------------------


                                    N/A
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      (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1. Change in Control of Registrant

        Not Applicable

Item 2. Acquisition or Disposition of Assets

        Not Applicable.

Item 3. Bankruptcy or Receivership

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

        (i) On July 10, 2000, Pricewaterhouse Coopers LLP ("Pricewaterhouse") resigned as the independent accounts of Host Funding, Inc. ("Host Funding").

        (ii) The reports of Pricewaterhouse on the financial statements of Host Funding for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        (iii) In connection with its audits for the two most recent fiscal years and through July 10, 2000, there have been no disagreements with Pricewaterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pricewaterhouse would have caused them to make reference thereto in their report on the financial statements of Host Funding for such years.

        (iv) Host Funding has requested that Pricewaterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 27, 2000, is filed as Exhibit 16 to this Form 8-K/A.

        (v) Upon receipt of the resignation of Pricewaterhouse, Host Funding immediately commenced interviews to replace Pricewaterhouse as the independent auditors and accountants of Host Funding. As of the date of filing of this Form 8-K/A, Host Funding has not engaged a new independent accountant.

Item 5. Other Events

        Not Applicable.

Item 6. Resignations of Registrant's Directors

        Not Applicable.

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Item 7. Financial Statements and Exhibits

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                Not Applicable.

        (b) PRO FORMA FINANCIAL INFORMATION

                Not Applicable.

        (c) EXHIBITS

                Exhibit 16.  Letter of Pricewaterhouse Coopers, LLP.

Item 8. Change in Fiscal Year

                Not Applicable.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Host Funding, Inc.


                                         /s/ Glen W. Fuller
                                         -----------------------------------
                                     By: Glen W. Fuller, Chief Operating Officer


                                     Date July 27, 2000